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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K/A

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934

   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 25,
                               2002

               THE READER'S DIGEST ASSOCIATION, INC.
      (Exact name of registrant as specified in its charter)

       DELAWARE                1-10434               13-1726769
    (State or other        (Commission File       (I.R.S. Employer
    jurisdiction of            Number)         Identification Number)
   incorporation or
     organization)

          PLEASANTVILLE, NEW YORK                      10570-7000
  (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code:
                          (914) 238-1000


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ITEM 5. OTHER EVENTS.

     In accordance with the amendments to Item 10 of Regulation S-K, which took effect on March 28, 2003, The Reader's Digest Association, Inc. hereby amends its current report on Form 8-K, filed October 25, 2002, to delete all references to cash earnings per share (EPS) from that filing and Exhibit 99.2 thereto.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS.

      (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
           Not applicable

      (b)  PRO FORMA FINANCIAL INFORMATION
           Not applicable

      (c)  EXHIBITS

     In accordance with the amendments to Item 10 of Regulation S-K, which took effect on March 28, 2003, The Reader's Digest Association, Inc. hereby amends its current report on Form 8-K, filed October 25, 2002, to delete all references to cash earnings per share (EPS) from that filing and Exhibit 99.2 thereto.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               The Reader's Digest Association,Inc.

Date:  July 23, 2003
                               /s/ Thomas D. Barry
                               ---------------------------------------------
                               Name:   Thomas D. Barry
                               Title:  Vice President and
                                       Corporate Controller